United States Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15[d] of the Securities Exchange Act of 1934

August 1, 2014

Date of Report

GO EZ CORPORATION, INC.

 (Exact name of Registrant as specified in its Charter)

Delaware	000-53116	22-2301634
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

101 First Street #493

Los Altos, CA USA 94022

 (Address of Principal Executive Offices)

(650) 283-2907

(Registrant’s Telephone Number, including area code)

E.R.C. Energy Recovery Corporation

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

NAME REFERENCES

In this Current Report, references to “GEZC,” the “Company,” “we,” “our,” “us” and words of similar import refer to Go Ez Corporation, Inc., the Registrant, which is a Delaware corporation.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 23, 2014, the Company filed a Certificate of Designations with the Secretary of State of Delaware, amending its Articles of Incorporation by designating a total of 2,610,000 shares of the 100,000,000 shares of authorized and undesignated preferred stock, par value $0.0001, in the following classes: Series A, 10,000 shares; Series B, 500,000 shares; Series C, 100,000 shares; and Series D, 2,000,000 shares.  The material terms of the Series A, B, C and D Preferred Stock are summarized below. Such summary does not purport to be complete and is qualified in its entirety by reference to the Certificate of Designations for Preferred Stock Classes Series A, Series B, Series C, Series D and Common Stock Class, which is attached hereto as Exhibit 3.1 and is incorporated herein by reference. See Item 9.01.

SERIES A PREFERRED STOCK

Designation:  Ten thousand (10,000) shares of Series A Preferred Stock, par value $0.0001 per share, are authorized pursuant to the Company's Certificate of Incorporation, as amended.

Issuance and Price:  Shares of Series A Preferred Stock may only be issued to statutory officers, members of the Board of Directors and employees of, or consultants to, the Company, or as determined by a unanimous vote of the Board of Directors. Each share of Series A Preferred Stock has an issuance price of one thousand dollars (U.S.$1,000). The issuance price may be changed at any time by a unanimous vote of the Board of Directors without an amendment to the Certificate of Designation.

Conversion Rights:  Shares of Series A Preferred Stock shall have no conversion rights until six months from the date of issuance, after which time each share of Series A Preferred Stock may be converted by the holder into shares of the Common Stock according to the following formula:

The sum of total number of issued and outstanding shares of the Common Stock at time of conversion plus the total number of issued and outstanding shares of the Series B Preferred Stock at time of conversion plus the total number of issued and outstanding shares of the Series C Preferred Stock at time of conversion multiplied by two, then divided by the number of issued and outstanding shares of Series A Preferred Stock at the time of conversion.

Dividends:  The shares of Series A Preferred Stock shall be entitled to receive dividends when, as and if declared by the Board of Directors, in its sole discretion, except that, upon any declaration of a dividend, eighty percent (80%) of the total aggregate value of the dividend shall be distributed to the shares of the Series A Preferred Stock.

Voting Rights:  For matters in which Delaware law restricts voting only to those shares of this series of Preferred Stock, or only to the shares of the Preferred Stock class as a whole, each share of Series A Preferred Stock shall have one million (1,000,000) votes.  For all other matters in which shares of Series A Preferred Stock are legally allowed to vote, the voting rights are as follows: (i) if at least one share of Series A Preferred Stock is issued and outstanding, then the total aggregate issued shares of Series A Preferred Stock at any given time, regardless of their number, shall have voting rights equal to eighty percent (80%) of the voting rights of the entire Company; and (ii) each share of Series A Preferred Stock which is issued and outstanding shall have the voting rights equal to eighty percent (80%) of the voting rights of the entire Company, divided by the number of shares of Series A Preferred Stock issued and outstanding at the time of voting.

Liquidation Rights:  Upon any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, before any distribution or payment shall be made to the holders of any other series or class of stock, ninety percent (90%) of the assets of the Company, or liquidated value thereof, which remain after any legally obligated payments are made by the Company, shall be distributed to the holders of the Series A Preferred Stock, with each holder receiving their respective pro rata share of such assets, or liquidated value thereof.

Call (Redemption) Provision:  Shares of Series A Preferred Stock are not callable (redeemable).

Seniority (Rank):  For any purpose other than those specifically delineated above, the Series A Preferred Stock Class shall have seniority, priority and rank over all other classes and series of stock.

Amendments: The provisions of Series A Preferred Stock Class may not be amended without the unanimous vote of the Board of Directors and a majority of the shares of the Series A Preferred Stock Class.

SERIES B PREFERRED STOCK

Designation:  Five hundred thousand (500,000) shares of Series B Preferred Stock, par value $0.0001 per share, are authorized pursuant to the Company's Certificate of Incorporation, as amended.

Price:  The issuance price per share is one thousand dollars (US$1,000). The issuance price may be changed at any time by a majority vote of the Board of Directors without an amendment to the Certificate of Designation.

Conversion Rights:  Each share of Series B Preferred Stock may be convertible, at any time by the respective holder, into the number of shares of the Company's Common Stock, equal to the price paid for the share of Series B Preferred Stock, divided by ten times the par value of the Common Stock at the time of conversion, subject to adjustment as may be determined by the Board of Directors from time to time.

Dividends:  The holders of the Series B Preferred Stock shall not be entitled to receive dividends.

Voting Rights:  No voting rights attach to the Series B Preferred Stock, except as required by Delaware law, in which case each share shall have ten (10) votes.

Liquidation Rights:  In the event of a liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, the holders of Series B Preferred Stock shall be entitled to receive out of the assets of the Company, whether such assets are stated capital or surplus of any nature, an amount up to $1,000 per share before any payment shall be made or any assets distributed to the holders of Common Stock or any other class or series of the Company's capital stock except Series A Preferred Stock. The entire assets of the Company available for distribution after the liquidation preferences of the Series A Preferred Stock are fully met shall be distributed ratably among the holders of the Series B Preferred Stock, up to a maximum of $1,000 per share. Neither an acquisition by, nor a consolidation or merger of the Company with, another corporation — even if the Company is the non-surviving entity — nor a sale or transfer of all or part of the Company's assets for cash, securities or other property, will be considered a liquidation, dissolution or winding up of the Company.

Call (Redemption) Provision:  Beginning 36 months from the date of issuance, the Company may, at any time, redeem for cash (the "Call") any and/or all of such issued shares of the Series B Preferred Stock, which cash redemption shall consist of a cash payment of 115% of the price paid per share.

Pre-Emption of the Call: Upon receipt of a notice by the Company to Call, each holder of Series B Preferred Stock shall have the right to convert his/her/its shares to common shares, so long as he/she/it elects to do so within the prescribed conversion process, as described in the notice.

Seniority (Rank):  For any purpose other than those specifically delineated above, the Series B Preferred Stock Class shall have seniority, priority and rank over all other classes and series of stock except Series A Preferred Stock Class.

Protection Provisions: So long as any shares of Series B Preferred Stock are outstanding, the Company shall not, without first obtaining the approval of a majority of the holders: (a) alter or change the rights, preferences or privileges of the Series B Preferred Stock; (b) alter or change the rights, preferences or privileges of any capital stock of the Company so as to affect adversely the Series B Preferred Stock; (c) create any pari passu Securities; or (d) increase the authorized number of shares of Series B Preferred Stock.

SERIES C PREFERRED STOCK

Designation:  One hundred thousand (100,000) shares of Series C Preferred Stock, par value $0.0001 per share, are authorized pursuant to the Company's Certificate of Incorporation, as amended.

Price:  The issuance price per share is equal to one thousand dollars (US$1,000). The issuance price may be changed at any time by a majority vote of the Board of Directors without an amendment to the Certificate of Designation.

Conversion Rights:  Shares of Series C Preferred Stock shall have no conversion rights until 12 months from the date of issuance, after which time each share of Series C Preferred Stock may be converted by its holder, at any time beginning 12 months from the date of issuance, subject to pre-emption of call and automatic conversion provisions, into the number of shares of Common Stock determined by the following formula:

The price paid per share divided by 0.65 times the volume weighted average closing price for the five most recently concluded trading days rounded to the nearest whole number of common shares.

Dividends:  Shares of Series C are entitled to dividends if, and in such manner and amount as, declared by majority vote of the Board of Directors, except that such amount may not exceed 20% of the total aggregate value of the dividend declaration.

Voting Rights:  No voting rights attach to the Series C Preferred Stock, except as required by Delaware law, in which case each share shall have one (1) vote.

Liquidation Rights:  In the event of a liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, the holders of Series C Preferred Stock shall be entitled to receive out of the assets of the Company, whether such assets are stated capital or surplus of any nature, an amount up to $1,000 per share before any payment shall be made or any assets distributed to the holders of Common Stock or any other class or series of the Company's capital stock except Series A Preferred Stock and Series B Preferred Stock. The entire assets of the Company available for distribution after the liquidation preferences of both the Series A Preferred Stock and the Series B Preferred Stock are fully met shall be distributed ratably among the holders of the Series C Preferred Stock, up to a maximum of $1,000 per share. Neither an acquisition by, nor a consolidation or merger of the Company with, another corporation — even if the Company is the non-surviving entity — nor a sale or transfer of all or part of the Company's assets for cash, securities or other property, will be considered a liquidation, dissolution or winding up of the Company.

Call (Redemption) Provision:  Beginning 36 months from the date of issuance and ending 37 months from the date of issuance, the Company may, at its sole election, redeem for cash (the "Call") all or some of such shares of the Series C Preferred Stock, which cash redemption shall consist of a cash payment of 115% of the price paid per share plus any accrued but unpaid dividends.

Pre-Emption of the Call; Automatic Conversion: Upon receipt of a notice by the Company to Call, each holder of Series C Preferred Stock shall have the right to convert his/her/its shares to common shares, so long as he/she/it elects to do so within the prescribed conversion process, as described in the notice.  If the Company does not elect to Call such issued shares of Series C Preferred Stock within 37 months of the issuance date of such shares, such shares shall be automatically converted into shares of Common Stock pursuant to the conversion terms set forth above.

Seniority (Rank):  For any purpose other than those specifically delineated above, the Series C Preferred Stock Class shall have seniority, priority and rank over all other classes and series of stock except Series A Preferred Stock Class and Series B Preferred Stock Class.

Protection Provisions: So long as any shares of Series C Preferred Stock are outstanding, the Company shall not, without first obtaining the approval of a majority of the holders: (a) alter or change the rights, preferences or privileges of the Series C Preferred Stock; (b) alter or change the rights, preferences or privileges of any capital stock of the Company so as to affect adversely the Series C Preferred Stock; (c) create any Senior Securities; (d) create any pari passu Securities; or (e) increase the authorized number of shares of Series C Preferred Stock.

SERIES D PREFERRED STOCK

Designation:  Two million (2,000,000) shares of Series D Preferred Stock, par value $0.0001 per share, are authorized pursuant to the Company's Certificate of Incorporation, as amended.

Price:  Each share of Series D Preferred Stock has an issuance price of one thousand dollars (U.S.$1,000). The issuance price may be changed at any time by a majority vote of the Board of Directors without an amendment to the Certificate of Designation.

Conversion Rights:  Shares of Series D Preferred Stock shall have no conversion rights until 12 months from the date of issuance, after which time each share of Series D Preferred Stock may be converted by its holder into the number of shares of Common Stock determined by the following formula:

The price paid per share divided by 0.85 times the volume weighted average closing price for the five most recently concluded trading days rounded to the nearest whole number of common shares.

Dividends:  The shares of Series D Preferred Stock shall not be entitled to receive dividends.

Voting Rights:  No voting rights attach to the Series C Preferred Stock, except as required by Delaware law, in which case each share shall have one (1) vote.

Liquidation Rights:  In the event of a liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, the holders of Series D Preferred Stock shall be entitled to receive out of the assets of the Company, whether such assets are stated capital or surplus of any nature, an amount up to $1,000 per share before any payment shall be made or any assets distributed to the holders of Common Stock. The entire assets of the Company available for distribution, after the liquidation preferences of the Series A Preferred Stock and the Series B Preferred Stock and the Series C Preferred Stock are fully met, shall be distributed ratably among the holders of the Series D Preferred Stock, up to a maximum of $1,000 per share. Neither an acquisition by, nor a consolidation or merger of the Company with, another corporation — even if the Company is the non-surviving entity — nor a sale or transfer of all or part of the Company's assets for cash, securities or other property, will be considered a liquidation, dissolution or winding up of the Company.

Call (Redemption) Provision:  Shares of Series D Preferred Stock are not callable (redeemable).

Seniority (Rank):  For any purpose other than those specifically delineated above, the Series D Preferred Stock Class shall have seniority, priority and rank over all other classes and series of stock except Series A, Series B and Series C Preferred Stock Classes.

Amendments: The provisions of Series D Preferred Stock Class may not be amended without the unanimous vote of the Board of Directors and a majority of the shares of the Series D Preferred Stock Class.

Item 8.01 Other Events.

The Company established the 2014 Stock Option and Incentive Plan (the " Plan"), which was adopted by the Board of Directors on July 25, 2014. On July 29th, 2014, shareholders owning a majority of the voting control of the Company approved, by written consent, the Plan.

Awards may be made under the Plan for up to 5,000,000 shares of the Company’s common stock, $0.0001 par value per share, or 15% of the total issued and outstanding Common Stock. Selected Employees, Directors and Consultants of the Company, and its Affiliates, are eligible to be granted awards under the Plan. Awards may consist of both incentive and non-qualified options. The Plan will terminate 10 years from the Effective Date, unless sooner suspended or terminated by the Board of Directors of the Company.

The Plan will be administered by the Board of Directors, except that it may, in its discretion, delegate such responsibility to a committee of the Board.

The foregoing description of the 2014 Plan does not purport to be complete and is qualified in its entirety by reference to the form of such plan, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a)

Exhibits.

Exhibit No.	Exhibit Description
3.1	Certificate of Designations of Preferred Stock Classes Series A, Series B, Series C, Series D and Common Stock Class*
99.1	Go Ez Corporation 2014 Stock Option and Incentive Plan*

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

GO EZ CORPORATION, INC.

Date:	August 1st, 2014	By:	/s/ Abraham Dominguez Cinta
Abraham Dominguez Cinta
President, Chief Executive Officer, CFO and Director